UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 23, 2007

RADIATION THERAPY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-50802

Florida	65-0768951

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2234 Colonial Boulevard, Fort Myers, Florida	33907

(Address of principal executive offices)	(Zip Code)

(239) 931-7275

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

          On January 23, 2007, the Company issued a press release announcing preliminary unaudited fourth quarter 2006 financial results and revised estimates. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 2.02 of this Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated January 23, 2007 announcing preliminary unaudited fourth quarter 2006 financial results and revised estimates.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIATION THERAPY SERVICES, INC.

By:	/s/ David M. Koeninger

David M. Koeninger
Principal Financial Officer

Dated: January 23, 2007